SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                  Filed by the Registrant [X]
                  Filed by a Party other than the Registrant

                  Check the appropriate box:

                  [ ]         Preliminary Proxy Statement
                  [X]         Definitive Proxy Statement
                  [ ]         Definitive Additional Materials
                  [ ]         Soliciting Material Pursuant to Rule 240.14a-11(C)
                              or Rule 240.14a-12

                             CHAMPIONS SPORTS, INC.
                             ----------------------
                (Name of Registrant as Specified In Its Charter)

                             CHAMPIONS SPORTS, INC.
                             ----------------------
                   (Name of Person(s) Filing Proxy Statement)

                  [X]         $125 per Exchange Act Rules 0- II (c)(1)(ii),
14a-6(I)(1) or 14a-60)(2).

                  [ ]         $500 per each party to the controversy pursuant
to Exchange Act Rule 14a-6(I)(3).

                  [ ]         Fee computed on table below per Exchange Act
Rules 14a-6(I)(4) and 0- II.

1) Title of each class of securities to which transaction applies:
2)       Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- I 1:
4)       Proposed maximum aggregate value of transaction:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)       Amount Previously Paid:

2)       Form, Schedule or Registration Statement No.:

3)       Filing Party:

4)       Date Filed:



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                             CHAMPIONS SPORTS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS






                                                             Arlington, Virginia
                                                                November 13,1996






The Annual Meeting of Stockholders of Champions Sports, Inc. will be held at 2500 Wilson Boulevard, Suite 305, Arlington, Virginia on Friday, December 20, 1996, at 4:00 p.m., Eastern Standard Time, for the following purposes:

1. To elect three directors for the ensuing year.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


Holders of record of the Company's Common Stock at the close of business on November 13, 1996, will be entitled to notice of and to vote at the meeting or any adjournment thereof.



                                                              James E. McCollam,
                                                                      Secretary

                             CHAMPIONS SPORTS, Inc.
                                2500 Wilson Blvd
                                    Suite 305
                            Arlington, Virginia 22201
                                 PROXY STATEMENT
                               GENERAL INFORMATION
Proxy Solicitation

         This Proxy Statement is furnished to the holders of the Common Stock, $0.001 par value per share ("Common Stock"), of Champions Sports, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on December 20, 1996, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the meeting.

         Proxies for use at the meeting accompanied by the Company's Annual Report on Form 10-KSB, Form 10-QSB for the quarter ended July 31, 1996 and Form 8-K will be mailed to stockholders on or about November 20, 1996, and will be solicited chiefly by mail, but additional solicitations may be made by telephone or telegram by the officers or regular employees of the Company. The Company may enlist the assistance of brokerage houses or proxy solicitors in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company.

Revocability and Voting of Proxy

         A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. Shares represented by executed proxies which abstain from one or all matters to be acted upon at the meeting will be considered for the purpose of determining whether or not a quorum is present at the meeting but will not be considered in determining whether or not the matter abstained from is approved by an affirmative vote of the requisite percentage of the shares voting on such matter. If no specifications are given, the proxies intend to vote the shares represented thereby to elect each of the proposed directors and to approve the Proposed Amendment as set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters that may properly come before the meeting.

Record Date and Voting Rights

     Only stockholders of record at the close of business on November 13, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The Company had outstanding, on October 20, 1996, 8,500,564 shares of Common Stock, each of which is entitled to one vote upon the matters to be presented at the meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting is required for the election of directors.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of October 20, 1996, regarding the beneficial ownership of the Company's Common Stock of: (I) each person known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock,


      Name and Address of            Amount and Nature of    Percentage of
       Beneficial Owner              Beneficial Ownership    Common Stock (1)
       ----------------              --------------------    ----------------

James M. Martell                            1,748,000 (2)         19.8%
2500 Wilson Blvd.
Arlington, VA 20001

Robert Scheuermann                            641,500              7.3%
4720 65th. Avenue, NE
Olympia, WA 98516

and

(ii) all present Officers and Directors of the Company as a group.

   Name and Address of     Amount and Nature of                Percentage of
     Beneficial Owner       Beneficial Ownership              Common Stock (1)
     ----------------       --------------------              ----------------


James M. Martell              1,748,000 (2)                     19.8%
2500 Wilson Blvd.
Arlington, VA 22201

Michael Tomic                   225,000                          2.6%
2500 Wilson Blvd.
Arlington, VA 20001

All present Officers          2,075,000                         23.5%
and Directors as a group
(4 persons)(2)(3)

(1)      Assumes no conversion of the Company's outstanding Preferred
         Stock.

(2) Includes 200,000 shares subject to outstanding options which are currently exercisable.

(3) Includes 100,000 shares subject to outstanding options which are currently exercisable.

                BENEFICIAL OWNERSHIP OF SERIES A PREFERRED STOCK

         The following table sets forth information as of October 20, 1996, regarding the beneficial ownership of the Company's Preferred Stock of (i) each person known to the Company to own beneficially more than 5% of the Company's outstanding Preferred Stock and (ii) all present Officers and Directors of the Company as a group.


Name and Address of       Amount and Nature of         Percentage
Beneficial Owner          Beneficial Ownership         of Preferred Stock
----------------          --------------------         ------------------

NONE                      -                            -

All present Officers and Directors
as a group (4 persons)

NONE


                           ELECTION OF THREE DIRECTORS

         Three directors (constituting the entire Board) are to be elected at the meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify. In the event any of these nominees shall be unable to serve as a director, discretionary authority is reserved to vote for a substitute. The Board of Directors has no reason to believe that any of these nominees will be unable to serve.

         The nominees, their ages, the year in which each first became a director, their principal occupations or employment during the past five years, and the number and percentage of shares of Common Stock beneficially owned by each as of October 20, 1996, are:



                                 Year First      Amount          Percentage
                                 Became         of Common        of Common
   Nominee             Age        Director     Stock Held          Stock
   -------             ---        --------     ----------          -----

James Martell          50           1985         1,748,000 (1)      19.8%
Michael Tomic          50           1985           225,000           2.6%
George A. Naddaff      66           1996            -


(1) Includes 200,000 shares subject to outstanding options which are currently exercisable.

The backgrounds of the nominees are as follows:

         James M. Martell has served as Chairman of the Board since November 1991, as President and Chief Executive Officer from May 1990 to June 1992,from January 1993 to September 1993 and since March 1994. Mr. Martell has served as a Director of the Company since its inception on June 4, 1985. Additionally, he served the Company as Vice President from October 1988 to May 1990, as Treasurer from June 1985 to January 1989, and as Secretary, from June 1985 to January 1986. From 1983 to 1987, Mr. Martell was a partner along with Mr. Tomic in Tomar Associates, a consulting company specializing in European-American joint ventures, venture capital financing and corporate finance.


         George A. Naddaff was appointed to the Board of Directors of CSI in October 1996. He is the sole officer, director and stockholder of Business Expansion Capital Corporation ("BECC"), which he founded in 1987. BECC invests in developing enterprises capable of expansion through replication of a successful prototype operation. From 1994 to 1996, Mr. Naddaff served as Chairman and Director of Food Trends Acquisition Corporation a publicly traded company which merged with Silver Diner, Inc., a company for which he presently serves as a Director. Since 1995, Mr. Naddaff has been a Director of Vie de France, a publicly-traded manufacturer of frozen foods. In September 1995, Mr. Naddaff was named as Vice-Chairman of First Mortgage Network, Inc., a privately held national company providing mortgage services, In September 1992. he cofounded Olde World Bakeries, Ltd. ("0WB") with Douglas M. Suliman, Jr. and since, inception, was its Chief Executive Officer. OWB was a commercial bread bakery which developed a chain of retail gourmet coffee and breakfast shops, In December 1994, OWB sold its assets and discontinued its business. From 1988 until June 1992, Mr. Naddaff was Chairman, Chief Executive Officer and a Director of New Boston Chicken, Inc. ("Boston Chicken") and from 1988 until 1989, he also served as its President. Boston Chicken, which is now quoted on the Nasdaq National Market, operates and franchises limited service restaurants that specialize in complete meals featuring rotisserie roasted chicken. In addition, to formulating overall strategic direction, he was in charge of Boston Chicken's franchise expansion program and was primarily responsible for site selection for both franchised and Boston Chicken-owned locations. Mr. Naddaff also was active in the development of Mulberry Child Care Centers, Inc. ("MCC"), which developed a chain of child care centers in the northeast United States. Mr. Naddaff was Chairman of MCC until 1991 when he sold his interest. Boston Chicken and MCC were organized with the assistance of BECC during BECC's first 15 months of operations.


         Michael M. Tomic has served as a Director of the Company since its inception on June 4, 1985. From June 1985 to January 1986, he also served as Vice President of the Company. From 1983 to 1987, Mr. Tomic was a partner along with Mr. Martell in Tomar Associates, a consulting company specializing in European-American joint ventures, venture capital financing, technology transfer, and corporate finance. From 1977 to the present, he has been the owner/partner of The Tennis Factory, a sports equipment, retail, wholesale, and export business.

         During the 1996 fiscal year, the Board of Directors held two meetings. Each director attended all of the Board meetings. The Board of Directors currently has no committees.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NOMINEES AND IT IS INTENDED THAT THE PROXIES RECEIVED WILL BE VOTED "FOR" THESE NOMINEES UNLESS OTHERWISE PROVIDED THEREIN.





                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation for services rendered during fiscal years 1996, 1995 and 1994, which were paid by the Company to its Chief Executive Officer. No other executive officer received compensation that exceeded $100,000 in any such year.

Name and                 FY            Annual             Other
Principal Position      Year         Compensation     Compensation
------------------      ----         ------------     ------------

James M. Martell,        1996        $87,000             $34,200
Chairman, President      1995         87,000              36,168
& Chief Executive        1994         87,000              17,390
Officer

         The Board of Directors has the right to change and increase the compensation of executive officers at any time. The Company has no arrangement by which any of its directors are compensated for services solely as directors, and these individuals will not receive any additional remuneration for their services as directors. The Company may from time to time pay consulting fees to its officers and directors.

Employment Agreement

         The Company entered into a five-year employment agreement with Mr. Martell in September 1993, under which Mr. Martell received a base annual salary of $128,000 and options to purchase 200,000 shares of the Company's Common Stock at $1.00 per share at any time prior to September 6, 2001, whether or not Mr. Martell is an employee at such time. If there is a change in the management of the Company and such management acts contrary to the policy of the current Board, or if Mr. Martell's position as Chairman is terminated, Mr. Martell may resign and become entitled to liquidated damages determined pursuant to a formula prescribed in the contract. Mr. Martell, at the present, is temporarily receiving an annual base salary of $87,000 plus 20% of all fees received from international locations.

                       OPTIONS GRANTED IN LAST FISCAL YEAR



                        Number of     % Of Total
                        Securities     Options
                        Underlying    Granted to    Exercise
                         Options     Employees in  Base Price  Expiration
    Name                 Granted     Fiscal Year    ($/Share)     Date
    ----                 -------     -----------    ---------     ----


James M. Martell        1,200,000          92.31%      $0.05    7/24/2000(1)
James E. McCollam         100,000           7.69%      $0.05    7/24/2000

(1) In FY 1996, Mr. Martell exercised this option for 1,200,000 shares for $60,000.

                                OTHER AGREEMENTS

     On October 4, 1996, Champions Sports, Inc. signed a joint venture letter of agreement with Business Expansion Capital Corporation, a privately held corporation, to assist Champions Sports, Inc. in actively searching and selection of merger or acquisitions candidate(s). Business Expansion Capital Corporation is owned by George A. Naddaff. The term of the agreement is for two years. Champions Sports, Inc issued 8,500,000 performance based warrants exercisable at $0.11 per share, subject to Champions Sports, Inc. approval of a successful acquisition or merger.

     The Company has a Stock Option Plan intended to assist the Company in securing and retaining key employees and consultants by allowing them to participate in the ownership and growth of the Company through the grant of incentive and nonqualified options. Incentive stock options granted under the Plan are intended to be "Incentive Stock Options" as defined by Section 422 of the Internal Revenue Code. An aggregate of 840,000 shares of Common Stock has been reserved for issuance under the Plan. As of April 30, 1996 all 840,000 shares are reserved and available for issuance.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Pannell Kerr Forster have been the independent accountants for the Company and will serve in that capacity for the 1997 fiscal year. A representative of Pannell Kerr Forster will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

     All stockholder proposals that are intended to be presented at next year's Annual Meeting of Stockholders of the Company must be received by the Company no later than July 1, 1997, for inclusion in the Board of Directors proxy statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                            By Order of the Board of Directors


                                                        James E. McCollam
                                                            Secretary

Dated:       November 13, 1996

CERTAIN FINANCIAL INFORMATION REGARDING THE COMPANY IS INCORPORATED BY REFERENCE TO THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORMS 10-QSB FOR THE QUARTER ENDED JULY 31, 1996 AND FORM 8-K WHICH ARE BEING DELIVERED TO ALL STOCKHOLDERS ALONG WITH THIS PROXY STATEMENT.









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